Exhibit 10.34

FedEx Contract # 12-0527-015

Supplemental Agreement No. 7

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of April 18, 2016 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Boeing desires to revise the Manufacturer Serial Numbers (MSNs) associated with certain delivery positions as shown in the table below.

Delivery Position	Table Reference	Delivery Position Contract Block	Original MSN	Revised MSN
[*]	Table 1-A1	C	61205	42721
[*]	Table 1-A	Original Firm [1]	42721	43550
[*]	Table 1-A1	C	43549	42722
[*]	Table 1-A1	C	43550	61206
[*]	Table 1-A	Original Firm [1]	42722	42723
[*]	Table 1-A1	C	61206	43538
[*]	Table 1-A	Original Firm [1]	42723	43541
[*]	Table 1-B	C [2]	43538	61205
[*]	Table 1-B	C [2]	43541	43549

[1]	Original firm Aircraft at execution of the Purchase Agreement (Original Firm Aircraft)
[2]	Exercised Option Aircraft

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S7-1

Supplemental Agreement No.7 to

Purchase Agreement No. 3712

C. WHEREAS, Boeing and Customer desire to revise certain Tables in the Purchase Agreement to reflect the revised MSNs, where such Tables reference MSNs.

D. WHEREAS, Boeing and Customer desire to [*] as identified in the Table above.

E. WHEREAS, Boeing and Customer desire to acknowledge the expiration of the special provision described in Letter Agreement 6-1162-SCR-146R1, Special Provision – Block B and Block G Aircraft, in respect to (i) one (1) Block B Aircraft scheduled to deliver during [*] and (ii) one Block B Aircraft scheduled to deliver during [*], both as shown on Table 1-B.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 7.

2. Revise and replace in its entirety, Table 1-A1 with a revised Table 1-A1, attached hereto, to revise the MSNs associated with certain delivery positions as identified in Recital paragraph B above.

3. Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to (i) update the MSNs associated with certain delivery positions as identified in Recital paragraph B above, and (ii) to revise the note pertaining to the expiration of the special provision described in Letter Agreement 6-1162-SCR-146R1, Special Provision – Block B and Block G Aircraft, in respect to the Block B Aircraft scheduled to deliver in [*] and [*].

4. [*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S7-2

Supplemental Agreement No.7 to

Purchase Agreement No. 3712

5. This Supplemental Agreement No. 7 to the Purchase Agreement shall not be effective until executed and delivered by the parties.

BOEING PROPRIETARY

S7-3

Supplemental Agreement No.7 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ Kirsten Jensen

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its:	Vice President Aircraft Acquisitions

BOEING PROPRIETARY

S7-4

TABLE OF CONTENTS

ARTICLES		SA Number

1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES

1-A	Firm Aircraft Information Table	1
1-A1	Block C Aircraft Information Table	7
1-A2	Block E, Block F and Block G Aircraft Information Table	6
1-B	Exercised Option Aircraft Information Table	7
1-B1	Exercised Block D Option Aircraft Information Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT

A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		SA-7
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft	6

LA-1106152	LA-Special Matters Concerning [*]– Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R2	LA-Option Aircraft	6

LA-1106157	AGTA Amended Articles

LA-1106158R2	LA-Right to Purchase Additional Aircraft	6

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R1	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R1	LA-Special Matters for Purchase Right Aircraft	6

LA-1106824	LA-Customer Support Matters

LA-1208292R2	LA-Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and Block G Aircraft	6

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1

6-1162-SCR-146R1	LA Special Provision - Block B and Block G Aircraft	6

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]	6

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

6-1162-LKJ-0709	[*]Special Matters	6

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712		SA-7
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April , 2016

FED-PA-03712		SA-7
BOEING PROPRIETARY

Table 1-A1 to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block C Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds	Detail Specification: D019T002-K dated April 30, 2011

Engine Model/Thrust:	CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	MSN	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	43544	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44377	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44378	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43542	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43543	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44379	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44380	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43545	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43546	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43547	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43548	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	42721	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	42722	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	61206	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43538	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
Total:	19

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712 62134-1F.TXT	Boeing Proprietary

Table 1-B To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Exercised Option Aircraft

Airframe Model/MTOW:	767-300F	40,8000 pounds	Detail Specification: D019T002FED63F-1, Rev D dated March 26, 2015

Engine Model/Thrust:	CF6-80C2B6F	60,200 pounds	Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation			Escalation Estimate	Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor			Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Block	MSN	Price Per A/P	1%	4%	5%	30%
[*]	1	[*]	[*]	Block C	61205	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43549	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43551	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43630	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43552	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43631	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B [1]	43632	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43553	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block C	43554	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	Block B	43633	[*]	[*]	[*]	[*]	[*]

	10

[1]	The Determination Date has passed and the special provision pursuant to Letter Agreement 6-1162-SCR-146R1, Special Provision - Block B and Block G Aircraft, has expired.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712 57361-1F.TXT	Boeing Proprietary	Page 1